UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2021 (June 30, 2021)

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director.

On and effective as of midnight on June 30, 2021 (the “Effective Date”), the Board of Directors (the “Board”) of Crescent Capital BDC, Inc. (the “Company”) accepted the resignation of Christopher G. Wright as a member of the Board. Mr. Wright’s decision to resign was not the result of any disagreement with management or the Board, or related to the Company’s operations, policies or practices. Mr. Wright remains a Managing Director and Head of Private Markets at Crescent Capital Group LP (“Crescent”), the Company’s external manager. The Company and its Board appreciate the support and guidance Mr. Wright has provided as a member of the Board.

(c) Appointment of President.

Additionally, as of the Effective Date, the Board appointed Jason A. Breaux as the Company’s President. Mr. Breaux will serve in such position until his successor has been duly elected and qualified, or until his earlier resignation or removal. Mr. Breaux currently serves as Chief Executive Officer of the Company and will continue his service as such.

(d) Election of Director.

Immediately following the Effective Date, the Board elected Ms. Elizabeth E. Ko as a Class III director, which is the class of directors that will stand for election at the Company’s 2024 Annual Meeting of Stockholders, or until a successor is duly elected and qualified. Ms. Ko, who will serve as Chairman of the Board, will not receive any compensation or equity awards for her service as a director. Ms. Ko has not been named to serve on any committee of the Board.

Ms. Ko currently serves as a Managing Director of Crescent. Prior to joining Crescent in 2007, she worked in the Financing Group of Goldman Sachs and the Mergers, Acquisitions & Restructurings Department of Morgan Stanley. Ms. Ko has held governance roles and is a former board observer of numerous private companies. She received her MBA from the Wharton School of the University of Pennsylvania and her BA from the University of California, Berkeley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.

Date: July 2, 2021	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer